Derivative Financial Instruments and Hedge Accounting - Summary of Derivative Financial Instruments Designated as Hedging Instruments (Detail) - Hedges of net investment in foreign operations [member] - Currency derivatives [member] - JPY (¥)
¥ in Millions
	Sep. 30, 2018	Mar. 31, 2018
Disclosure of detailed information about hedging instruments [line items]
Notional amounts	¥ 2,064,237	¥ 1,866,249
Assets	13,909	49,440
Liabilities	¥ 133,173	¥ 24,929